EXHIBIT 99.1

          Statement of Filing Persons pursuant to Rule 13d-1(k)(1)(iii)


Each of William K. Coors, Peter H. Coors, Joseph Coors, Jr., Jeffrey H. Coors, John K. Coors, the Adolph Coors, Jr. Trust, the Grover C. Coors Trust, the May
K. Coors Trust, and the Herman F. Coors Trust ("Filing Persons") hereby agree that this Schedule 13D Amendment No. 6 is filed on behalf of each of the Filing Persons.


William K. Coors


 /s/ William K. Coors                                   February 26, 2001
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                                                        Date


Peter H. Coors


 /s/ Peter H. Coors                                     February 26, 2001
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                                                        Date


Joseph Coors, Jr.


 /s/ Joseph Coors, Jr.                                  February 26, 2001
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                                                        Date


Jeffrey H. Coors


 /s/ *                                                  February 26, 2001
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                                                        Date


John K. Coors


 /s/ John K. Coors                                      February 26, 2001
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                                                        Date


Adolph Coors, Jr. Trust

BY:


 /s/ William K. Coors                                   February 26, 2001
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William K. Coors                                        Date
Trustee


Grover C. Coors Trust

BY:


 /s/ William K. Coors                                   February 26, 2001
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William K. Coors                                         Date
Trustee

May K. Coors Trust

BY:


 /s/ *                                                   February 26, 2001
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Jeffrey H. Coors                                         Date
Trustee



Herman F. Coors Trust

BY:


 /s/ Joseph Coors, Jr.                                   February 26, 2001
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Joseph Coors, Jr.                                        Date
Trustee


*  By /s/ Jill B.W. Sisson
      ------------------------------------
      Jill B.W. Sisson, Attorney in Fact